UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2026

STIMCELL ENERGETICS INC.

(Exact name of registrant as specified in its charter)

NV	000-54500	38-3939625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 - 1130 Pender Street, West Vancouver, British Columbia		V6E 4A4
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(844) 238-2692

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 24, 2026, StimCell Energetics Inc. (the “Company”) entered into an Advisory Services Agreement (the “Agreement”) with Stonegate Capital Markets, Inc. ("Stonegate"), a Texas corporation, pursuant to which Stonegate will act as the Company’s non-exclusive advisor. Stonegate Capital Markets, Inc. is an affiliate of Stonegate Capital Partners, with which the Company has an existing investor relations and capital markets advisory agreement.

Pursuant to the Advisory Services Agreement, Stonegate will, on a best-efforts basis, identify and introduce prospective investors and strategic counterparties in connection with potential transactions involving the Company’s assets, property or rights and/or debt and/or equity securities to be issued by the Company (the “Assets”), in each case as mutually agreed by the parties. All transactions remain subject to the Company’s approval. Pursuant to the Agreement, Stonegate will deliver comprehensive services including quarterly updated research, ongoing investor relations consultation and representation and coordination of targeted institutional investor meetings.

The Company agreed to pay Stonegate a fee (the “Advisory Fee”) as a percentage of the Gross Proceeds (as defined below) from any sale of the Assets to any of the Purchasers. The detailed description of fees is included in a copy of the Agreement, which is attached to this Form 8-K as Attachment 10.1. The Agreement has an initial three-month contract period and may thereafter be terminated by either party upon thirty (30) days’ written notice.

ITEM 7.01REGULATION FD DISCLOSURE

On September 8, 2026, the Company issued an informational news release (the “Release”) announcing the signing of an Advisory Services Agreement with Stonegate Capital Markets, Inc., as further described in Item 1.1 of this Current Report on Form 8-K. A copy of the Release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits

The following exhibits are provided with this Current Report:

Exhibit Number	Description of Exhibit
10.1	Advisory Services Agreement between the Company and Stonegate Capital Markets, Inc. dated August 24, 2026.
99.1	News release dated September 8, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIMCELL ENERGETICS INC.

Date: September 8, 2026

By: /s/ David Jeffs
David Jeffs,
Chief Executive Officer